UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 11, 2013)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2013, Arkansas Best Corporation (Nasdaq: ABFS) issued a press release announcing its unaudited third quarter results. The press release contains reconciliations of GAAP earnings and earnings per share to non-GAAP financial measures. Management believes the non-GAAP financial measures are useful to investors in understanding the Company’s results of operations because they provide meaningful comparisons between current and prior results. The press release also contains calculations of earnings before interest, taxes, depreciation and amortization (“EBITDA”). Management believes EBITDA to be relevant and useful information as it is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. A copy of the press release is furnished as an exhibit to this Report on Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

99.1                        Press release of Arkansas Best Corporation dated November 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date:	November 12, 2013	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel and Corporate Secretary